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                                                                  Exhibit 10.41

                               OPTION GRANT NOTICE

            Allied World Assurance Company Holdings, Ltd (the "Company"), pursuant to its Amended and Restated 2001 Employee Stock Option Plan (the "Plan"), hereby grants to Holder options to purchase the number of Common Shares set forth below. The Options are subject to all of the terms and conditions as set forth herein and in the Option Agreement (attached hereto or previously provided to Holder in connection with a prior grant), and in the Plan, all of which are incorporated herein in their entirety.

HOLDER:
                           ---------------------------------------

DATE OF GRANT:
                           ---------------------------------------

NUMBER OF COMMON SHARES
SUBJECT TO OPTION:
                           ---------------------------------------

EXERCISE PRICE PER SHARE:
                           ---------------------------------------

EXPIRATION DATE:           Ten Years from the Date of Grant
                           ---------------------------------------

TYPE OF GRANT:             Nonqualified Stock Option
                           ---------------------------------------

VESTING SCHEDULE:          Options shall vest and become
                           exercisable in accordance with the
                           following schedule:

                           Twenty five percent (25%) shall vest
                           and become exercisable on each of the
                           first, second, third and fourth
                           anniversaries of the Date of Grant.



THE UNDERSIGNED HOLDER ACKNOWLEDGES RECEIPT OF THIS GRANT NOTICE, THE OPTION AGREEMENT AND THE PLAN, AND, AS AN EXPRESS CONDITION TO THE GRANT OF OPTIONS HEREUNDER, AGREES TO BE BOUND BY THE TERMS THIS GRANT NOTICE, THE OPTION AGREEMENT AND THE PLAN.

ALLIED WORLD ASSURANCE COMPANY           HOLDER
HOLDINGS, LTD

By:
   ---------------------------------     ---------------------------------
               Signature                             Signature

Title:                                   Date:
      ------------------------------          ----------------------------

Date:
     -------------------------------
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                                OPTION AGREEMENT
                                    UNDER THE
                  ALLIED WORLD ASSURANCE COMPANY HOLDINGS, LTD
              AMENDED AND RESTATED 2001 EMPLOYEE STOCK OPTION PLAN

            Pursuant to the Option Grant Notice (the "Grant Notice") delivered to Holder (as defined in the Grant Notice), and subject to the terms of this Option Agreement (this "Option Agreement") and the Allied World Assurance Company Holdings, Ltd 2001 Amended and Restated Stock Option Plan (the "Plan"), Allied World Assurance Company Holdings, Ltd (the "Company") and Holder agree as follows. Capitalized terms not otherwise defined herein shall have the same meaning as set forth in the Plan.

      1. GRANT OF OPTION. Subject to the terms and conditions set forth herein and in the Plan, the Company hereby grants to Holder options to purchase up to the number of Common Shares provided in the Grant Notice, at an exercise price per share as provided in the Grant Notice (the "Options"). The Company may make one or more additional grants of options to Holder under this Option Agreement by providing Holder with a new Grant Notice, which may also include any terms and conditions differing from this Option Agreement. The Company reserves all rights with respect to the granting of additional options hereunder and makes no implied promise to grant additional options.

      2. VESTING. Subject to the limitations contained herein, the Options shall vest as provided in the Grant Notice; provided, however, that, except as may otherwise be provided in any employment agreement between the Company and Holder that is effective immediately prior to Holder's termination of employment or service, all vesting shall cease upon Holder's termination of employment or service, as applicable, with the Company.

      3. EXERCISE OF OPTIONS FOLLOWING TERMINATION OF EMPLOYMENT OR SERVICE.

            The provisions of Section 7(c) of the Plan are incorporated herein by reference and made a part hereof.

      4. METHOD OF EXERCISING OPTIONS. The Options may be exercised by the delivery to the Company at its principal office, or at such other address as may be established by the Committee, to the attention of the Company Secretary, of written notice of the number of Common Shares with respect to which the Options are being exercised accompanied by payment in full of the purchase price of such shares. Payment for such shares may be made (a) in immediately available funds in United States dollars, by certified or bank cashier's check, (b) by delivery of written notice of cashless exercise to the Company indicating the number of Options so exercised, and pursuant to which the Company shall reduce the number of Common Shares otherwise deliverable upon the exercise of such Options by a number of Common Shares equal to the aggregate exercise price applicable to such Options divided by the Fair Market Value per share on the date of such exercise; or (c) by any other means approved by the Committee. Anything herein to the contrary notwithstanding, the Company shall not directly or indirectly extend or maintain credit, or arrange for the extension of credit, in the form of a personal loan to or for any director or executive officer of the Company through the Plan in violation of Section 402 of the Sarbanes-Oxley Act of 2002 ("Section 402 of SOX"), and to the extent that any form
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of payment would, in the opinion of the Company's counsel, result in a violation of Section 402 of SOX, such form of payment shall not be available.

      5. ISSUANCE OF SHARES. As promptly as practical after receipt of such written notification and full payment of such purchase price and any required income tax withholding amount (as provided in Section 9 hereof), the Company shall issue or transfer to Holder the number of shares with respect to which the Options have been so exercised, and shall deliver to Holder a certificate or certificates therefor, registered in Holder's name.

      6. COMPANY; HOLDER.

            (a) The term "Company" as used in this Agreement with reference to employment shall include the Company and its subsidiaries.

            (b) Whenever the word "Holder" is used in any provision of this Agreement under circumstances where the provision should logically be construed to apply to the executors, the administrators, or the person or persons to whom the Options may be transferred by will or by the laws of descent and distribution, the word "Holder" shall be deemed to include such person or persons.

      7. NON-TRANSFERABILITY. The Options are not transferable by Holder except
(a) by will or the laws of descent and distribution, to the Company, (b) to or for the benefit of any spouse, child or grandchild of Holder, or (c) to a trust or partnership for the benefit of any of the foregoing. Except as otherwise provided herein, no assignment or transfer of the Options, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon such assignment or transfer the Options shall terminate and become of no further effect.

      8. RIGHTS AS SHAREHOLDER. Holder or a transferee of the Options shall have no rights as a shareholder with respect to any share covered by the Options until Holder shall have become the holder of record of such share, and no adjustment shall be made for dividends or distributions or other rights in respect of such share for which the record date is prior to the date upon which Holder shall become the holder or record thereof.

      9. TAX WITHHOLDING. The provisions of Section 12 of the Plan are incorporated herein by reference and made a part hereof.

      10. NOTICE. Every notice or other communication relating to this Agreement shall be in writing, and shall be mailed to or delivered to the party for whom it is intended at such address as may from time to time be designated by it in a notice mailed or delivered to the other party as herein provided, provided that, unless and until some other address be so designated, all notices or communications by Holder to the Company shall be mailed or delivered to the Company at its principal executive office, to the attention of the Company Secretary, and all notices or communications by the Company to Holder may be given to Holder personally or may be mailed to Holder at Holder's last known address, as reflected in the Company's records.


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      11. NO RIGHT TO CONTINUED SERVICE. This Agreement does not confer upon
Holder any right to continue as an employee or service provided to the Company.

      12. BINDING EFFECT. This Agreement shall be binding upon the heirs, executors, administrators and successors of the parties hereto.

      13. WAIVER AND AMENDMENTS. Any waiver, alteration, amendment or modification of any of the terms of this Agreement shall be valid only if made in writing and signed by the parties hereto; provided, however, that any such waiver, alteration, amendment or modification is consented to on the Company's behalf by the Committee. No waiver by either of the parties hereto of their rights hereunder shall be deemed to constitute a waiver with respect to any subsequent occurrences or transactions hereunder unless such waiver specifically states that it is to be construed as a continuing waiver.

      14. GOVERNING LAW. This Agreement shall be construed and interpreted in accordance with the laws of the State of New York, without regard to the principles of conflicts of law thereof. Notwithstanding anything contained in this Option Agreement, the Grant Notice or the Plan to the contrary, if any suit or claim is instituted by Holder or the Company relating to this Option Agreement, the Grant Notice or the Plan, Holder hereby submits to the exclusive jurisdiction of and venue in the courts of Bermuda.

      15. PLAN. The terms and provisions of the Plan are incorporated herein by reference. Capitalized terms used herein which are not defined herein shall have the meanings attributable thereto in the Plan. In the event of a conflict or inconsistency between the terms and provisions of the Plan and the provisions of this Agreement, the Plan shall govern and control.




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